UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31

Date of reporting period: January 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JANUARY 31, 2006

Smith Barney

Dividend and Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Dividend and Income Fund

Semi-Annual Report  •  January 31, 2006

What’s

Inside

Fund Objective

The Fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will normally maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund’s assets may be invested in below-investment grade fixed income securities.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment managers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)i growth was 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, the fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates nine times from June 2004 through July 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments five additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.

For the six-month period ended January 31, 2006, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.67%. Looking at the period as a whole, small-cap stocks outperformed their large- and mid-cap counterparts, with the Russell 2000v, Russell 1000vi, and Russell Midcapvii Indices returning 8.50%, 5.04%, and 8.27%, respectively. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indices returning 6.22% and 4.51%, respectively, over the reporting period.

Given the Fed’s actions and high oil prices fueling inflationary concerns, both short- and long-term yields rose over the reporting period. During the six months ended

Smith Barney Dividend and Income Fund         I

January 31, 2006, two-year Treasury yields rose from 4.04% to 4.54%. Over the same period, 10-year Treasury yields moved from 4.32% to 4.53%. At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexx, returned 0.84%.

Performance Review

For the six months ended January 31, 2006, Class A shares of the Smith Barney Dividend and Income Fund, excluding sales charges, returned 2.55%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index returned 0.84% and 4.67%, respectively, for the same period. The Lipper Balanced Funds Category Average1 increased 4.47% over the same time frame.

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)

6 months

Dividend and Income Fund — Class A Shares	2.55%

Lehman Brothers Aggregate Bond Index	0.84%

S&P 500 Index	4.67%

Lipper Balanced Funds Category Average	4.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 2.30%, Class C shares returned 2.20% and Class Y shares returned 2.34% over the six months ended January 31, 2006.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 698 funds in the Fund’s Lipper category, and excluding sales charges.

II         Smith Barney Dividend and Income Fund

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Effective February 10, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for the fixed income portion of the portfolio: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Edward A. Moody and Mark Lindbloom. Scott Glasser and Hirsch Cohen continue to manage the equity portion of the Fund’s portfolio.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason.

Each Fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messers Leech, Walsh, Eichstaedt and Moody have been employed by Western Asset for more than five years. Mr. Lindbloom joined Western Asset in 2006.

Effective April 7, 2006, the Smith Barney Dividend and Income Fund will be renamed Legg Mason Partners Dividend and Income Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various

Smith Barney Dividend and Income Fund         III

government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 17, 2006

IV         Smith Barney Dividend and Income Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. This Fund may invest in foreign stocks, which are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Smith Barney Dividend and Income Fund         V

Fund at a Glance (unaudited)

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.55%	$1,000.00	$1,025.50	0.90%	$4.59

Class B	2.30	1,000.00	1,023.00	1.41	7.19

Class C	2.20	1,000.00	1,022.00	1.63	8.31

Class O	2.34	1,000.00	1,023.40	1.42	7.24

(1)	For the six months ended January 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B, C and O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.67	0.90%	$4.58

Class B	5.00	1,000.00	1,018.10	1.41	7.17

Class C	5.00	1,000.00	1,016.99	1.63	8.29

Class O	5.00	1,000.00	1,018.05	1.42	7.22

(1)	For the six months ended January 31, 2006.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         3

Schedule of Investments (January 31, 2006) (unaudited)

SMITH BARNEY DIVIDEND AND INCOME FUND

Shares	Security	Value

COMMON STOCKS — 63.2%
CONSUMER DISCRETIONARY — 3.0%
Media — 2.9%
75,000	Gannett Co. Inc.	$4,635,000
25,000	Meredith Corp.	1,369,000
424,000	Walt Disney Co.	10,731,440

	Total Media	16,735,440

Specialty Retail — 0.1%
25,000	Home Depot Inc.	1,013,750

	TOTAL CONSUMER DISCRETIONARY	17,749,190

CONSUMER STAPLES — 10.7%
Beverages — 3.0%
85,000	Coca-Cola Co.	3,517,300
237,377	PepsiCo Inc.	13,573,217

	Total Beverages	17,090,517

Food Products — 4.2%
1,948	Aurora Foods Inc. (a)(b)*	0
80,000	Campbell Soup Co.	2,394,400
100,000	General Mills Inc.	4,861,000
145,000	H.J. Heinz Co.	4,921,300
50,000	Hershey Co.	2,560,000
90,000	Kraft Foods Inc., Class A Shares	2,649,600
110,000	Wm. Wrigley Jr. Co.	7,035,600

	Total Food Products	24,421,900

Household Products — 3.5%
100,000	Kimberly-Clark Corp.	5,712,000
250,000	Procter & Gamble Co.	14,807,500

	Total Household Products	20,519,500

	TOTAL CONSUMER STAPLES	62,031,917

ENERGY — 7.3%
Energy Equipment & Services — 1.7%
75,000	Schlumberger Ltd.	9,558,750

Oil, Gas & Consumable Fuels — 5.6%
150,000	BP PLC, Sponsored ADR	10,846,500
100,000	Canadian Natural Resources Ltd.	6,200,000
250,000	Exxon Mobil Corp.	15,687,500

	Total Oil, Gas & Consumable Fuels	32,734,000

	TOTAL ENERGY	42,292,750

FINANCIALS — 8.9%
Capital Markets — 1.7%
100,000	Bank of New York Co. Inc.	3,181,000
50,000	Merrill Lynch & Co. Inc.	3,753,500
50,000	Morgan Stanley	3,072,500

	Total Capital Markets	10,007,000

See Notes to Financial Statements.

4         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Shares	Security	Value

Commercial Banks — 2.7%
95,000	Bank of America Corp.	$4,201,850
75,000	U.S. Bancorp	2,243,250
150,000	Wells Fargo & Co.	9,354,000

	Total Commercial Banks	15,799,100

Diversified Financial Services — 1.4%
198,000	JPMorgan Chase & Co.	7,870,500

Insurance — 2.9%
25,000	Lincoln National Corp.	1,363,250
187,500	Old Republic International Corp.	4,021,875
250,000	St. Paul Travelers Cos. Inc.	11,345,000

	Total Insurance	16,730,125

Thrifts & Mortgage Finance — 0.2%
75,000	Brookline Bancorp Inc.	1,124,250

	TOTAL FINANCIALS	51,530,975

HEALTH CARE — 6.8%
Health Care Equipment & Supplies — 0.5%
44,040	C.R. Bard Inc.	2,793,017

Pharmaceuticals — 6.3%
80,000	Eli Lilly & Co.	4,529,600
200,000	Johnson & Johnson	11,508,000
135,000	Merck & Co. Inc.	4,657,500
50,000	Novartis AG, Sponsored ADR	2,758,000
300,000	Pfizer Inc.	7,704,000
125,000	Wyeth	5,781,250

	Total Pharmaceuticals	36,938,350

	TOTAL HEALTH CARE	39,731,367

INDUSTRIALS — 12.0%
Aerospace & Defense — 3.4%
130,000	Honeywell International Inc.	4,994,600
766	Northrop Grumman Corp.	47,591
150,000	Raytheon Co.	6,145,500
150,000	United Technologies Corp.	8,755,500

	Total Aerospace & Defense	19,943,191

Air Freight & Logistics — 0.7%
50,000	United Parcel Service Inc., Class B Shares	3,745,500

Building Products — 0.9%
185,000	Masco Corp.	5,485,250

Commercial Services & Supplies — 1.3%
50,000	Pitney Bowes Inc.	2,137,000
175,000	Waste Management Inc.	5,526,500

	Total Commercial Services & Supplies	7,663,500

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         5

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Shares	Security	Value

Electrical Equipment — 0.4%
100,000	American Power Conversion Corp.	$2,370,000

Industrial Conglomerates — 4.7%
166,000	3M Co.	12,076,500
415,000	General Electric Co.	13,591,250
70,000	Tyco International Ltd.	1,823,500

	Total Industrial Conglomerates	27,491,250

Road & Rail — 0.6%
40,000	Burlington Northern Santa Fe Corp.	3,204,800

	TOTAL INDUSTRIALS	69,903,491

INFORMATION TECHNOLOGY — 3.6%
Communications Equipment — 0.8%
203,190	Motorola Inc.	4,614,445

Computers & Peripherals — 1.4%
125,000	Hewlett-Packard Co.	3,897,500
50,000	International Business Machines Corp.	4,065,000

	Total Computers & Peripherals	7,962,500

IT Services — 0.7%
100,000	Automatic Data Processing Inc.	4,394,000

Semiconductors & Semiconductor Equipment — 0.0%
319	Freescale Semiconductor Inc., Class B Shares*	8,055

Software — 0.7%
145,000	Microsoft Corp.	4,081,750

	TOTAL INFORMATION TECHNOLOGY	21,060,750

MATERIALS — 7.6%
Chemicals — 3.8%
125,000	Dow Chemical Co.	5,287,500
212,000	E.I. du Pont de Nemours & Co.	8,299,800
50,000	Ecolab Inc.	1,790,500
115,000	PPG Industries Inc.	6,842,500

	Total Chemicals	22,220,300

Metals & Mining — 2.5%
140,005	Alcoa Inc.	4,410,157
50,000	Rio Tinto PLC, Sponsored ADR	10,250,500

	Total Metals & Mining	14,660,657

Paper & Forest Products — 1.3%
40,000	International Paper Co.	1,305,200
90,000	Weyerhaeuser Co.	6,278,400

	Total Paper & Forest Products	7,583,600

	TOTAL MATERIALS	44,464,557

See Notes to Financial Statements.

6         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 0.9%
Diversified Telecommunication Services — 0.9%
65,000	AT&T Inc.	$1,686,750
105,000	Verizon Communications Inc.	3,324,300

	TOTAL TELECOMMUNICATION SERVICES	5,011,050

UTILITIES — 2.4%
Electric Utilities — 1.1%
140,000	Cinergy Corp.	6,083,000

Multi-Utilities — 1.3%
70,000	Ameren Corp.	3,553,200
115,000	KeySpan Corp.	4,130,800

	Total Multi-Utilities	7,684,000

	TOTAL UTILITIES	13,767,000

	TOTAL COMMON STOCKS (Cost — $297,784,474)	367,543,047

CONVERTIBLE PREFERRED STOCKS — 0.1%
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
243	Alamosa Holdings Inc., Series B, 7.500% due 7/31/13	334,915
6,100	Crown Castle International Corp., 6.250% due 8/15/12	341,600

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $259,300)	676,515

Face Amount	Rating‡

CORPORATE BONDS & NOTES — 17.5%
Aerospace & Defense — 0.3%
$950,000	BBB-	Goodrich Corp., Notes, 7.500% due 4/15/08	994,545
125,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	131,562
200,000	B+	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	197,500
350,000	BB-	Sequa Corp., Senior Notes, Series B, 8.875% due 4/1/08	372,750

		Total Aerospace & Defense	1,696,357

Airlines — 0.2%
		Continental Airlines Inc., Pass-Through Certificates:
96,410	B+	Series 2000-2, Class C, 8.312% due 4/2/11	86,285
510,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	502,573
		United Airlines Inc., Pass-Through Certificates:
162,820	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (c)	141,900
245,469	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (c)	224,934
		Series 2001-1:
105,000	NR	Class B, 6.932% due 9/1/11 (c)	96,114
230,000	NR	Class C, 6.831% due 9/1/08 (c)	174,830

		Total Airlines	1,226,636

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         7

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Auto Components — 0.3%
$135,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	$136,013
1,500,000	A-	Johnson Controls Inc., Senior Unsecured Notes, 5.000% due 11/15/06	1,496,877
200,000	B-	Keystone Automotive Operations Inc., Senior Notes, 9.750% due 11/1/13	174,000
200,000	BB-	TRW Automotive Inc., Senior Subordinated Notes, 9.375% due 2/15/13	218,500

		Total Auto Components	2,025,390

Automobiles — 0.4%
		Ford Motor Co.:
		Debentures:
100,000	BB-	6.625% due 10/1/28	69,500
65,000	BB-	8.900% due 1/15/32	50,700
1,175,000	BB-	Notes, 7.450% due 7/16/31	872,437
625,000	BB-	Senior Notes, 4.950% due 1/15/08	576,762
		General Motors Corp., Senior Debentures:
175,000	B	8.250% due 7/15/23	128,625
450,000	B	8.375% due 7/15/33	335,250

		Total Automobiles	2,033,274

Beverages — 0.0%
175,000	B	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	179,813

Building Products — 0.3%
90,000	CCC	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	87,750
1,250,000	BBB+	Masco Corp., Bonds, 6.500% due 8/15/32	1,274,675
150,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	146,625

		Total Building Products	1,509,050

Capital Markets — 0.3%
195,000	B-	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	217,425
1,465,000	A	Morgan Stanley, Subordinated Notes, 4.750% due 4/1/14	1,396,376

		Total Capital Markets	1,613,801

Chemicals — 0.6%
190,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	203,063
150,000	BB-	Arco Chemical Co., Debentures, 9.800% due 2/1/20	168,375
100,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (d)	102,000
200,000	BB-	Ethyl Corp., Senior Notes, 8.875% due 5/1/10	211,000
290,000	B+	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	311,750
385,000	B	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	408,100

See Notes to Financial Statements.

8         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Chemicals — 0.6% (continued)
$335,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	$377,712
135,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	150,863
200,000	BB+	NOVA Chemicals Corp., Senior Notes, 6.500% due 1/15/12	193,000
230,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	231,150
275,000	B-	PQ Corp., 7.500% due 2/15/13 (d)	260,562
225,000	B-	Resolution Performance Products LLC/RPP Capital Corp., Secured Notes, 9.500% due 4/15/10	230,625
		Rhodia SA:
33,000	CCC+	Senior Notes, 10.250% due 6/1/10	36,713
196,000	CCC+	Senior Subordinated Notes, 8.875% due 6/1/11	200,900
130,000	BB-	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	142,675

		Total Chemicals	3,228,488

Commercial Banks — 0.4%
1,225,000	A-	Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (d)	1,557,978
975,000	BBB-	Webster Bank, Subordinated Notes, 5.875% due 1/15/13	992,809

		Total Commercial Banks	2,550,787

Commercial Services & Supplies — 0.2%
100,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	95,500
485,000	BB-	Allied Waste North America Inc., Senior Secured Notes, Series B, 8.500% due 12/1/08	512,281
235,000	B+	Cenveo Corp., Senior Notes, 9.625% due 3/15/12	253,213
125,000	BB-	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	123,750

		Total Commercial Services & Supplies	984,744

Communications Equipment — 0.2%
675,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	570,375
500,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	500,000

		Total Communications Equipment	1,070,375

Computers & Peripherals — 0.0%
75,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (d)	78,375

Consumer Finance — 0.2%
1,000,000	A+	American Express Co., 5.500% due 9/12/06	1,003,941

Containers & Packaging — 0.4%
205,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	223,450
275,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	259,875
5,000	CCC+	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	4,775
225,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	233,438
750,000	BB-	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09	786,562

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         9

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Containers & Packaging — 0.4% (continued)
$150,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (d)	$154,500
95,000	NR	Pliant Corp., Senior Subordinated Notes, 13.000% due 6/1/10 (c)	23,750
335,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (d)	349,891
350,000	CCC+	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	314,125
140,000	C	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	82,250

		Total Containers & Packaging	2,432,616

Diversified Consumer Services — 0.2%
75,000	B	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (d)	77,813
		Service Corp. International:
250,000	BB	Debentures, 7.875% due 2/1/13	265,625
610,000	BB	Senior Notes, 6.500% due 3/15/08	621,437

		Total Diversified Consumer Services	964,875

Diversified Financial Services — 2.3%
193,000	CCC+	Alamosa Delaware Inc., Senior Discount Notes, step bond to yield 11.437% due 7/31/09	210,611
1,000,000	BBB-	Capital One Financial Corp., Senior Notes, 4.800% due 2/21/12	967,764
95,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	96,425
1,250,000	A	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	1,203,865
1,000,000	A-	EnCana Holdings Finance Corp., Notes, 5.800% due 5/1/14	1,034,033
		Ford Motor Credit Co.:
		Notes:
150,000	BB-	6.625% due 6/16/08	141,223
5,000	BB-	7.875% due 6/15/10	4,709
875,000	BB-	Senior Notes, 7.250% due 10/25/11	803,689
1,500,000	AAA	General Electric Capital Corp., Medium-Term Notes, Series A, 4.561% due 6/22/07 (e)	1,502,033
		General Motors Acceptance Corp.:
50,000	BB	Bonds, 8.000% due 11/1/31	51,122
		Notes:
25,000	BB	7.250% due 3/2/11	24,145
575,000	BB	6.750% due 12/1/14	545,837
1,000,000	A	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	1,111,334
1,250,000	AA-	International Lease Finance Corp., Unsubordinated Medium-Term Notes, Series O, 4.375% due 11/1/09	1,209,705
1,500,000	A+	Nationwide Building Society, Notes, 4.250% due 2/1/10 (d)	1,457,342
150,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (d)	150,563
1,000,000	BBB+	Pemex Finance Ltd., Notes, Series 2000-1, Class A-1, 9.030% due 2/15/11	1,089,655
417,073	BB-	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.651% due 6/15/15 (d)	426,107
1,365,000	A-	Textron Financial Corp., Medium-Term Notes, Series E, 4.600% due 5/3/10	1,336,691

		Total Diversified Financial Services	13,366,853

See Notes to Financial Statements.

10         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 0.8%
$455,000	NR	GT Group Telecom Inc., Senior Discount Notes, step bond to yield 16.193% due 2/1/10 (a)(b)(c)	$0
100,000	B+	Intelsat Bermuda Ltd., Senior Notes, 9.609% due 1/15/12 (d)(e)	102,250
125,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.253% due 2/1/15 (d)	83,125
25,000	A	MCI Inc., Senior Notes, 8.735% due 5/1/14	28,250
225,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	221,625
50,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	51,500
81,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	85,556
		Qwest Communications International Inc., Senior Notes:
20,000	B	7.500% due 2/15/14	20,300
100,000	B	7.500% due 2/15/14 (d)	101,500
		Qwest Corp.:
50,000	BB	7.500% due 6/15/23	49,313
455,000	BB	Debentures, 6.875% due 9/15/33	422,012
390,000	BB	Notes, 8.875% due 3/15/12	433,875
1,450,000	A+	Singapore Telecommunications Ltd., Notes, 6.375% due 12/1/11 (d)	1,539,519
1,500,000	A	Verizon Florida Inc., Senior Unsecured Notes, Series F, 6.125% due 1/15/13	1,514,365

		Total Diversified Telecommunication Services	4,653,190

Electric Utilities — 0.6%
1,250,000	A	Alabama Power Co., Bonds, Series 1, 5.650% due 3/15/35	1,188,219
		Edison Mission Energy, Senior Notes:

380,000	B+	10.000% due 8/15/08	415,150
75,000	B+	9.875% due 4/15/11	87,375
930,000	BBB+	Entergy Gulf States Inc., First Mortgage, 5.700% due 6/1/15	903,199
150,000	B	Inergy L.P./Inergy Finance Corp., 6.875% due 12/15/14	142,125
210,000	B	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	240,450
425,000	B+	Reliant Energy Inc., Senior Secured Notes, 9.500% due 7/15/13	422,875

		Total Electric Utilities	3,399,393

Electrical Equipment — 0.1%
650,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	665,012

Energy Equipment & Services — 0.1%
44,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (d)	45,760
225,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	246,938

		Total Energy Equipment & Services	292,698

Food & Staples Retailing — 0.3%
275,000	B-	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	263,313
855,000	BBB-	Safeway Inc., Senior Debentures, 7.250% due 2/1/31	925,347
700,000	BBB-	YUM! Brands Inc., Senior Notes, 8.875% due 4/15/11	800,293

		Total Food & Staples Retailing	1,988,953

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         11

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Food Products — 0.2%
$150,000	BB+	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2, 8.620% due 1/2/25	$167,344
225,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	228,938
200,000	B-	Doane Pet Care Co., Senior Notes, 10.750% due 3/1/10	217,000
300,000	B+	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	291,375
200,000	B+	Pilgrim’s Pride Corp., Senior Subordinated Notes, 9.250% due 11/15/13	213,500
275,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	266,062

		Total Food Products	1,384,219

Health Care Providers & Services — 1.1%
175,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	185,500
125,000	B	DaVita Inc., Senior Notes, 6.625% due 3/15/13	126,875
100,000	B+	Extendicare Health Services Inc., Senior Subordinated Notes, 9.500% due 7/1/10	106,625
		HCA Inc., Notes:
900,000	BB+	7.125% due 6/1/06	909,810
100,000	BB+	6.375% due 1/15/15	100,334
1,000,000	BBB	Humana Inc., Senior Notes, 6.300% due 8/1/18	1,048,085
325,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	334,344
225,000	B-	National Mentor Inc., 9.625% due 12/1/12	239,625
300,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 7.750% due 7/15/15	312,000
		Tenet Healthcare Corp., Senior Notes:
450,000	B	7.375% due 2/1/13	411,750
25,000	B	9.875% due 7/1/14	25,125
275,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	278,781
1,130,000	A	UnitedHealth Group Inc., Notes, 4.125% due 8/15/09	1,098,603
998,000	BBB+	WellPoint Health Networks Inc., Notes, 6.375% due 6/15/06	1,003,216

		Total Health Care Providers & Services	6,180,673

Hotels, Restaurants & Leisure — 1.0%
58,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 9.500% due 2/1/11	55,100
185,000	B+	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	194,944
200,000	CCC+	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	205,500
300,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	296,250
490,000	BB+	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	542,675
50,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	49,000
375,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.709% due 3/15/14	275,625

See Notes to Financial Statements.

12         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 1.0% (continued)
$225,000	B-	Equinox Holdings Inc., Senior Notes, 9.000% due 12/15/09	$240,750
275,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	269,500
225,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	233,437
200,000	B	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	196,500
250,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	246,562
225,000	B	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	220,500
200,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	191,750
125,000	B-	Leslie’s Poolmart, Senior Notes, 7.750% due 2/1/13	126,094
		Mandalay Resort Group:
140,000	B+	Senior Subordinated Debentures, 7.625% due 7/15/13	147,700
390,000	B+	Series B, 10.250% due 8/1/07	417,300
		MGM MIRAGE Inc.:
		Senior Subordinated Notes:
100,000	B+	9.750% due 6/1/07	105,500
360,000	B+	8.375% due 2/1/11	388,800
125,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	127,344
175,000	B+	Penn National Gaming Inc., Senior Subordinated Notes, 6.875% due 12/1/11	178,937
250,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	260,000
150,000	B-	Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12	141,375
225,000	CCC+	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	227,250
		Six Flags Inc., Senior Notes:
100,000	CCC	9.750% due 4/15/13	102,875
125,000	CCC	9.625% due 6/1/14	127,813
200,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	204,250
250,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	261,250

		Total Hotels, Restaurants & Leisure	6,034,581

Household Durables — 0.5%
850,000	BBB	Centex Corp., Senior Notes, 5.125% due 10/1/13	809,543
		Interface Inc.:
150,000	B-	Senior Notes, 10.375% due 2/1/10	163,875
50,000	CCC	Senior Subordinated Notes, 9.500% due 2/1/14	50,250
1,000,000	BBB-	MDC Holdings Inc., Senior Unsecured Notes, 5.500% due 5/15/13	956,828
680,000	BB-	Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11	733,125
125,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	129,687
185,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	193,325

		Total Household Durables	3,036,633

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         13

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Household Products — 0.2%
$975,000	AA-	Colgate-Palmolive Co., 5.340% due 3/27/06	$976,108

Independent Power Producers & Energy Traders — 0.5%
		AES Corp., Senior Notes:
75,000	B-	9.500% due 6/1/09	81,469
400,000	B-	7.750% due 3/1/14	424,000
		Calpine Corp.:
125,000	D	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (c)(d)	112,344
250,000	D	Senior Secured Notes, 8.750% due 7/15/13 (c)(d)	223,750
125,000	D	Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (c)	133,437

725,000	B-	Dynegy Holdings Inc., Second Priority Senior Secured Notes, 10.125% due 7/15/13 (d)	821,969
200,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (d)	204,500
		NRG Energy Inc.:
291,000	B	Second Priority Senior Secured Notes, 8.000% due 12/15/13	325,920
		Senior Notes:
100,000	B-	7.250% due 2/1/14	101,875
325,000	B-	7.375% due 2/1/16	332,312

		Total Independent Power Producers & Energy Traders	2,761,576

Industrial Conglomerates — 0.1%
270,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (a)	226,800
100,000	B	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	105,500

		Total Industrial Conglomerates	332,300

Insurance — 0.7%
1,500,000	A-	Hartford Financial Services Group Inc., Senior Notes, 2.375% due 6/1/06	1,487,956
1,000,000	BBB	Infinity Property & Casualty Corp., Senior Notes, Series B, 5.500% due 2/18/14	968,129
645,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	688,653
1,000,000	BBB+	Unitrin Inc., Senior Notes, 4.875% due 11/1/10	978,609

		Total Insurance	4,123,347

IT Services — 0.0%
225,000	B	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	235,688

Machinery — 0.1%
200,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	215,000
375,000	B-	Mueller Holdings Inc., Discount Notes, step bond to yield 11.980% due 4/15/14	288,750
140,000	B+	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	149,100
150,000	CCC+	Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09	122,250

		Total Machinery	775,100

See Notes to Financial Statements.

14         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Media — 1.4%
$25,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (d)	$25,125
418,845	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	426,175
		CCH I Holdings LLC:
		Senior Accreting Notes (d):
405,000	CCC-	Step bond to yield 17.231% due 1/15/14	263,250
630,000	CCC-	Step bond to yield 18.099% due 5/15/14	324,450
306,000	CCC-	Senior Secured Notes, 11.000% due 10/1/15	253,215
125,000	B-	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (d)	125,469
75,000	BB-	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (d)	77,625
850,000	BBB+	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	974,245
		CSC Holdings Inc.:
250,000	B+	Debentures, Series B, 8.125% due 8/15/09	255,000
130,000	B+	Senior Notes, Series B, 7.625% due 4/1/11	130,813
650,000	B	Dex Media Inc., Discount Notes, step bond to yield 7.839% due 11/15/13	539,500
400,000	BB-	DIRECTV Holdings LLC Finance, Senior Notes, 6.375% due 6/15/15	394,000
		EchoStar DBS Corp., Senior Notes:
377,000	BB-	9.125% due 1/15/09	395,379
175,000	BB-	6.625% due 10/1/14	170,625
425,000	BB-	7.125% due 2/1/16 (d)	421,281
645,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, step bond to yield 11.799% due 2/15/11	682,087
250,000	B	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	249,375
1,015,000	BBB	News America Inc., 6.200% due 12/15/34	994,216
225,000	CCC+	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	209,531
		R.H. Donnelley Corp.:
		Senior Discount Notes:
100,000	B+	Series A-1, 6.875% due 1/15/13 (d)	92,000
175,000	B+	Series A-2, 6.875% due 1/15/13 (d)	161,437
400,000	B+	Senior Notes, Series A-3, 8.875% due 1/15/16 (d)	406,500
150,000	B	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (d)	168,750
275,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.750% due 12/15/11	287,719
200,000	B+	Videotron Ltd., Senior Notes, 6.375% due 12/15/15 (d)	199,000

		Total Media	8,226,767

Metals & Mining — 0.2%
225,000	B+	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	248,625
300,000	B	Novelis Inc., Senior Notes, 7.500% due 2/15/15 (d)	285,000
325,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	373,197

		Total Metals & Mining	906,822

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         15

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Multi-Utilities — 0.2%
$75,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	$81,832
1,000,000	BBB+	United Utilities PLC, Bonds, 4.550% due 6/19/18	891,928

		Total Multi-Utilities	973,760

Multiline Retail — 0.1%
112,000	BB+	J.C. Penney Co. Inc., Notes, 9.000% due 8/1/12	131,535
100,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (d)	103,625
132,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	144,540

		Total Multiline Retail	379,700

Office Electronics — 0.0%
275,000	B-	Xerox Capital Trust I, 8.000% due 2/1/27	284,969

Oil, Gas & Consumable Fuels — 0.7%
250,000	B	Chaparral Energy Inc., Senior Notes, 8.500% due 12/1/15 (d)	265,000
		Chesapeake Energy Corp., Senior Notes:
350,000	BB	6.625% due 1/15/16	355,250
200,000	BB	6.250% due 1/15/18	198,500
25,000	BB	6.875% due 11/15/20 (d)	25,625
123,000	B+	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	133,916
800,000	B-	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	850,000
275,000	B	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	280,500
150,000	BB-	Massey Energy Co., Senior Notes, 6.625% due 11/15/10	153,000
170,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	184,025
105,000	B+	Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11	110,119
180,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	189,450
250,000	B-	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	258,750
220,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	238,150
250,000	BB-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	269,062
		Williams Cos. Inc.:
550,000	B+	Notes, 8.750% due 3/15/32	657,250
50,000	B+	Senior Notes, 7.625% due 7/15/19	55,000

		Total Oil, Gas & Consumable Fuels	4,223,597

Paper & Forest Products — 0.4%
		Abitibi-Consolidated Inc.:
215,000	B+	Debentures, 8.850% due 8/1/30	184,900
125,000	B+	Notes, 7.750% due 6/15/11	117,812
125,000	B+	Senior Notes, 8.375% due 4/1/15	118,125
		Appleton Papers Inc.:
50,000	BB-	Senior Notes, 8.125% due 6/15/11	49,625
175,000	B+	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	167,125
100,000	B-	Blue Ridge Paper Products Inc., Senior Secured Notes, 9.500% due 12/15/08	88,000

See Notes to Financial Statements.

16         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Paper & Forest Products — 0.4% (continued)
		Buckeye Technologies Inc., Senior Subordinated Notes:
$10,000	B	9.250% due 9/15/08	$10,050
645,000	B	8.000% due 10/15/10	625,650
800,000	BBB	Weyerhaeuser Co., Debentures, 7.375% due 3/15/32	885,597

		Total Paper & Forest Products	2,246,884

Personal Products — 0.0%
175,000	CCC+	DEL Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	142,625

Pharmaceuticals — 0.0%
225,000	BB-	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	221,625

Real Estate — 0.3%
660,000	BB-	Host Marriott LP, Senior Notes, Series I, 9.500% due 1/15/07	687,225
750,000	BBB-	iStar Financial Inc., Senior Notes, 6.000% due 12/15/10	763,251
		MeriStar Hospitality Corp., Senior Notes:
200,000	CCC+	9.000% due 1/15/08	208,000
50,000	CCC+	9.125% due 1/15/11	54,375

		Total Real Estate	1,712,851

Road & Rail — 0.1%
672,395	A	Union Pacific Corp., Pass-Through Certificates, Series 2004-1, 5.404% due 7/2/25	679,196

Semiconductors & Semiconductor Equipment — 0.1%
		Amkor Technology Inc.:
400,000	CCC+	Senior Notes, 7.125% due 3/15/11	356,000
160,000	CCC	Senior Subordinated Notes, 10.500% due 5/1/09	151,200

		Total Semiconductors & Semiconductor Equipment	507,200

Specialty Retail — 0.1%
95,000	B	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	84,787
175,000	CCC+	General Nutrition Centers Inc., Senior Subordinated Notes, 8.500% due 12/1/10	160,344
200,000	B-	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	198,500

		Total Specialty Retail	443,631

Textiles, Apparel & Luxury Goods — 0.1%
100,000	B-	Collins & Aikman Floor Covering Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10	92,500
		Levi Strauss & Co., Senior Notes:
50,000	B-	9.280% due 4/1/12 (e)	51,500
55,000	B-	12.250% due 12/15/12	62,700
200,000	B-	9.750% due 1/15/15	211,750
125,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	128,594
400,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.002% due 12/15/14 (d)	228,000

		Total Textiles, Apparel & Luxury Goods	775,044

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         17

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Thrifts & Mortgage Finance — 0.4%
$900,000	BBB-	Astoria Financial Corp., Notes, 5.750% due 10/15/12	$903,020
1,250,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	1,318,750

		Total Thrifts & Mortgage Finance	2,221,770

Wireless Telecommunication Services — 0.8%
1,525,000	A	New Cingular Wireless Services Inc., Unsubordinated Senior Notes, 8.750% due 3/1/31	2,004,295
475,000	A-	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	502,377
162,000	B-	SBA Communications Corp., Senior Notes, 8.500% due 12/1/12	179,820
1,000,000	A-	Sprint Capital Corp., Senior Notes, 6.875% due 11/15/28	1,086,679
800,000	B-	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	882,000

		Total Wireless Telecommunication Services	4,655,171

		TOTAL CORPORATE BONDS & NOTES (Cost — $100,327,037)	101,406,458

ASSET-BACKED SECURITIES — 2.4%
Automobiles — 1.2%
2,850,000	AAA	AmeriCredit Automobile Receivables Trust, Series 2004-AF, Class A4, 2.870% due 2/7/11	2,797,484
2,500,000	AAA	ARG Funding Corp., Series 2005-1A, Class A3, 4.290% due 4/20/11 (d)	2,420,738
1,750,000	AAA	Household Automotive Trust, Series 2003-2, Class A4, 3.020% due 12/17/10	1,714,765

		Total Automobiles	6,932,987

Credit Card — 0.4%
2,075,000	AAA	Capital One Master Trust, Series 2001-8A, Class A, 4.600% due 8/17/09	2,070,416

Diversified Financial Services — 0.3%
2,750,745	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/12 (a)(b)(c)	0
1,875,000	AAA	Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23	1,936,829

		Total Diversified Financial Services	1,936,829

Home Equity — 0.5%
1,603,865	AAA	Centex Home Equity Loan Trust, Series 2003-B, Class AF4, 3.235% due 2/25/32	1,584,937
1,400,000	Aaa(f)	Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/35	1,376,657
146,018	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class A2, 4.950% due 2/25/33 (e)	146,506

		Total Home Equity	3,108,100

		TOTAL ASSET-BACKED SECURITIES (Cost — $17,214,390)	14,048,332

See Notes to Financial Statements.

18         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 9.5%
FHLMC — 3.3%
	FHLMC, Gold:
$1,892,289	4.000% due 12/1/07	$1,853,469
7,075,000	5.000% due 2/1/21-2/1/36 (g)(h)	6,909,452
7,075,000	5.500% due 2/1/21-2/1/36 (g)(h)	7,038,234
3,500,000	6.000% due 2/1/36 (g)(h)	3,536,092

	TOTAL FHLMC	19,337,247

FNMA — 5.6%
	FNMA:
1,500,000	6.250% due 2/1/11	1,581,028
3,400,000	4.500% due 2/1/21 (g)(h)	3,300,125
9,075,000	5.000% due 2/1/21-2/1/36 (g)(h)	8,801,062
10,050,000	5.500% due 2/1/21-2/1/36 (g)(h)	9,977,812
1,041,466	6.500% due 4/1/29-5/1/29	1,072,184
76,688	8.500% due 10/1/30	83,164
1,121,192	7.500% due 7/1/32	1,174,242
4,500,000	6.000% due 2/1/36 (g)(h)	4,545,000
2,000,000	6.500% due 2/1/36 (g)(h)	2,050,624

	TOTAL FNMA	32,585,241

GNMA — 0.6%
	GNMA:
2,075,054	7.000% due 2/15/24-7/15/31	2,188,376
1,250,000	5.000% due 2/1/36 (g)(h)	1,230,860

	TOTAL GNMA	3,419,236

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $56,603,306)	55,341,724

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.9%
U.S. Government Agencies — 1.0%
2,500,000	FNMA, 6.625% due 11/15/10	2,695,038
3,000,000	GNMA, 5.500% due 2/1/36 (g)(h)	3,013,125

	Total U.S. Government Agencies	5,708,163

U.S. Government Obligations — 3.9%
	U.S. Treasury Bonds:
3,660,000	8.750% due 8/15/20	5,197,774
2,350,000	5.500% due 8/15/28	2,597,577
895,000	5.375% due 2/15/31	985,549
	U.S. Treasury Notes:
9,300,000	3.375% due 10/15/09	8,949,074
5,035,000	4.250% due 8/15/13	4,943,746

	Total U.S. Government Obligations	22,673,720

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $28,577,062)	28,381,883

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         19

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

SOVEREIGN BONDS — 0.4%
Canada — 0.2%
$1,225,000	AA	Province of Ontario, Unsecured Note, 3.282% due 3/28/08	$1,184,019

Mexico — 0.2%
1,200,000	A	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	1,296,315

		TOTAL SOVEREIGN BONDS (Cost — $2,437,786)	2,480,334

Warrant
WARRANTS (a)(b)(d) — 0.0%
505		Cybernet Internet Services International Inc., Expires 7/1/09*	0
455		GT Group Telecom Inc., Class B Shares, Expires 2/1/10*	0
485		IWO Holdings Inc., Expires 1/15/11*	0
505		Merrill Corp., Class B Shares, Expires 5/1/09*	0
95		Pliant Corp., Expires 6/1/10*	1

		TOTAL WARRANTS (Cost — $194,409)	1

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $503,397,764)	569,878,294

Face Amount
SHORT-TERM INVESTMENTS (i) — 9.4%
Repurchase Agreements — 9.4%
$20,000,000		Interest in $588,238,000 joint tri-party repurchase agreement dated 1/31/06 with Deutche Bank Securities Inc., 4.450% due 2/1/06; Proceeds at maturity — $20,002,472; (Fully collateralized by various U.S. government agency obligations 0.000% to 5.365% due 2/13/06 to 9/9/24; Market value — $20,400,082)	20,000,000
14,498,000		Interest in $930,833,000 joint tri-party repurchase agreement dated 1/31/06 with Goldman, Sachs & Co., 4.440% due 2/1/06; Proceeds at maturity — $14,499,788; (Fully collateralized by various U.S. Treasury obligations, 0.875% to 4.250% due 1/15/07 to 4/15/32; Market value — $14,790,393)	14,498,000
20,000,000		Interest in $479,208,000 joint tri-party repurchase agreement dated 1/31/06 with Morgan Stanley, 4.450% due 2/1/06; Proceeds at maturity — $20,002,472; (Fully collateralized by various U.S. government agency obligations 0.000% to 6.300% due 8/17/07 to 9/19/25; Market value — $20,643,418)	20,000,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $54,498,000)	54,498,000

		TOTAL INVESTMENTS — 107.4% (Cost — $557,895,764#)	624,376,294
		Liabilities in Excess of Other Assets — (7.4)%	(43,065,281)

		TOTAL NET ASSETS — 100.0%	$581,311,013

See Notes to Financial Statements.

20         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Illiquid security.
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(c)	Security is currently in default.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2006.
(f)	Rating by Moody’s Investors Service.
(g)	This security is traded on a “to-be-announced” basis (See Note 1).
(h)	All or a portion of this security is acquired under a mortgage dollar roll agreement (See Notes 1 and 3).
(i)	All or a portion of this security is segregated for mortgage dollar rolls.
#	Aggregate cost for federal income tax purposes is substantially the same.

See page 22 for definition of ratings.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         21

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,

CCC,

CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings.

22         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Statement of Assets and Liabilities (January 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $557,895,764)	$624,376,294
Receivable for securities sold	11,171,541
Dividends and interest receivable	2,933,307
Receivable for Fund shares sold	42,623
Prepaid expenses	133,728

Total Assets	638,657,493

LIABILITIES:
Payable for securities purchased	53,428,677
Due to custodian	2,142,366
Payable for Fund shares repurchased	1,241,087
Investment management fee payable	233,513
Transfer agent fees payable	113,852
Distribution fees payable	69,883
Deferred compensation payable	17,785
Deferred dollar roll income	15,417
Trustees’ fees payable	973
Accrued expenses	82,927

Total Liabilities	57,346,480

Total Net Assets	$581,311,013

NET ASSETS:
Par value (Note 6)	$45,718
Paid-in capital in excess of par value	621,866,467
Undistributed net investment income	2,359,029
Accumulated net realized loss on investments and foreign currency transactions	(109,440,731)
Net unrealized appreciation on investments	66,480,530

Total Net Assets	$581,311,013

Shares Outstanding:
Class A	37,345,085

Class B	4,092,255

Class C	4,129,161

Class O	151,464

Net Asset Value:
Class A (and redemption price)	$12.72

Class B *	$12.68

Class C *	$12.69

Class O *	$12.66

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$13.39

*	Redemption price is NAV of Class B, C and O shares reduced by a 5.00%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         23

Statement of Operations (For the six months ended January 31, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$6,277,613
Dividends	4,702,958
Less: Foreign taxes withheld	(2,489)

Total Investment Income	10,978,082

EXPENSES:
Investment management fee (Note 2)	1,556,432
Distribution fees (Notes 2 and 4)	1,101,650
Administration fees (Note 2)	403,277
Transfer agent fees (Notes 2 and 4)	316,002
Custody fees	38,941
Shareholder reports (Note 4)	36,202
Registration fees	24,942
Audit and tax	19,379
Legal fees	15,237
Insurance	9,469
Trustees’ fees (Note 2)	7,312
Miscellaneous expenses	7,272

Total Expenses	3,536,115
Less: Fee waivers and/or expense reimbursements (Note 2)	(475,648)

Net Expenses	3,060,467

Net Investment Income	7,917,615

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	10,313,997
Foreign currency transactions	(14)

Net Realized Gain	10,313,983

Change in Net Unrealized Appreciation/Depreciation from Investments	(3,846,059)

Net Gain on Investments and Foreign Currencies	6,467,924

Increase in Net Assets From Operations	$14,385,539

See Notes to Financial Statements.

24         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended January 31, 2006 (unaudited) and the year ended July 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$7,917,615	$16,494,267
Net realized gain	10,313,983	7,389,352
Change in net unrealized appreciation/depreciation	(3,846,059)	28,761,969
Payment by affiliate (Note 2)	—	49,700

Increase in Net Assets From Operations	14,385,539	52,695,288

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(8,048,850)	(17,189,299)

Decrease in Net Assets From Distributions to Shareholders	(8,048,850)	(17,189,299)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	8,180,373	44,607,899
Reinvestment of distributions	6,840,030	14,569,943
Cost of shares repurchased	(66,227,505)	(98,773,832)

Decrease in Net Assets From Fund Share Transactions	(51,207,102)	(39,595,990)

Decrease in Net Assets	(44,870,413)	(4,090,001)
NET ASSETS:
Beginning of period	626,181,426	630,271,427

End of period*	$581,311,013	$626,181,426

*Includes undistributed net investment income of:	$2,359,029	$2,490,264

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         25

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$12.58		$11.90		$10.97	$10.18	$12.74		$14.83

Income (Loss) From Operations:
Net investment income	0.17		0.33		0.27	0.28	0.35	(3)	0.43
Net realized and unrealized gain (loss)	0.15		0.70		0.96	0.80	(2.53	)(3)	(1.99)

Total Income (Loss) From Operations	0.32		1.03		1.23	1.08	(2.18)		(1.56)

Less Distributions From:
Net investment income	(0.18)		(0.35)		(0.30)	(0.29)	(0.38)		(0.48)
Net realized gains	—		—		—	—	—		(0.05)

Total Distributions	(0.18)		(0.35)		(0.30)	(0.29)	(0.38)		(0.53)

Net Asset Value, End of Period	$12.72		$12.58		$11.90	$10.97	$10.18		$12.74

Total Return(4)	2.55%		8.74	%(5)	11.28%	10.85%	(17.40)%		(10.73)%

Net Assets, End of Period (millions)	$475		$507		$522	$502	$519		$709

Ratios to Average Net Assets:
Gross expenses	1.06	%(6)	1.08%		1.05%	1.05%	1.11%		1.02%
Net expenses	0.90	(6)(7)	0.86	(7)	0.93 (7)	1.05	1.11		1.02
Net investment income	2.74	(6)	2.70		2.30	2.72	3.01	(3)	3.04

Portfolio Turnover Rate(8)	9%		35%		74%	50%	40%		63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 3.12%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees.
(8)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

26         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$12.54		$11.86		$10.92	$10.13	$12.68		$14.78

Income (Loss) From Operations:
Net investment income	0.14		0.27		0.22	0.23	0.28	(3)	0.34
Net realized and unrealized gain (loss)	0.15		0.70		0.96	0.79	(2.51	)(3)	(1.98)

Total Income (Loss) From Operations	0.29		0.97		1.18	1.02	(2.23)		(1.64)

Less Distributions From:
Net investment income	(0.15)		(0.29)		(0.24)	(0.23)	(0.32)		(0.41)
Net realized gains	—		—		—	—	—		(0.05)

Total Distributions	(0.15)		(0.29)		(0.24)	(0.23)	(0.32)		(0.46)

Net Asset Value, End of Period	$12.68		$12.54		$11.86	$10.92	$10.13		$12.68

Total Return(4)	2.30%		8.23	%(5)	10.88%	10.26%	(17.82)%		(11.28)%

Net Assets, End of Period (millions)	$52		$60		$56	$46	$61		$129

Ratios to Average Net Assets:
Gross expenses	1.57	%(6)	1.58%		1.46%	1.48%	1.67%		1.47%
Net expenses	1.41	(6)(7)	1.36	(7)	1.33 (7)	1.48	1.67		1.47
Net investment income	2.23	(6)	2.20		1.91	2.31	2.47	(3)	2.51

Portfolio Turnover Rate(8)	9%		35%		74%	50%	40%		63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 2.58%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees.
(8)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         27

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$12.55		$11.87		$10.95	$10.15	$12.70		$14.79

Income (Loss) From Operations:
Net investment income	0.13		0.24		0.19	0.20	0.27	(3)	0.32
Net realized and unrealized gain (loss)	0.14		0.70		0.95	0.81	(2.53	)(3)	(1.98)

Total Income (Loss) From Operations	0.27		0.94		1.14	1.01	(2.26)		(1.66)

Less Distributions From:
Net investment income	(0.13)		(0.26)		(0.22)	(0.21)	(0.29)		(0.38)
Net realized gains	—		—		—	—	—		(0.05)

Total Distributions	(0.13)		(0.26)		(0.22)	(0.21)	(0.29)		(0.43)

Net Asset Value, End of Period	$12.69		$12.55		$11.87	$10.95	$10.15		$12.70

Total Return(4)	2.20%		7.99	%(5)	10.43%	10.10%	(18.02)%		(11.44)%

Net Assets, End of Period (millions)	$52		$57		$50	$18	$17		$21

Ratios to Average Net Assets:
Gross expenses	1.79	%(6)	1.80%		1.80%	1.80%	1.81%		1.73%
Net expenses	1.63	(6)(7)	1.58	(7)	1.66 (7)	1.80	1.81		1.73
Net investment income	2.01	(6)	1.97		1.60	1.97	2.31	(3)	2.34

Portfolio Turnover Rate(8)	9%		35%		74%	50%	40%		63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 2.42%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees.
(8)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

28         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class O Shares(1)	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$12.52		$11.86		$10.93	$10.14	$12.69		$14.79

Income (Loss) From Operations:
Net investment income	0.14		0.27		0.22	0.23	0.30	(3)	0.37
Net realized and unrealized gain (loss)	0.15		0.68		0.96	0.80	(2.52	)(3)	(2.00)

Total Income (Loss) From Operations	0.29		0.95		1.18	1.03	(2.22)		(1.63)

Less Distributions From:
Net investment income	(0.15)		(0.29)		(0.25)	(0.24)	(0.33)		(0.42)
Net realized gains	—		—		—	—	—		(0.05)

Total Distributions	(0.15)		(0.29)		(0.25)	(0.24)	(0.33)		(0.47)

Net Asset Value, End of Period	$12.66		$12.52		$11.86	$10.93	$10.14		$12.69

Total Return(4)	2.34%		8.12	%(5)	10.82%	10.37%	(17.73)%		(11.19)%

Net Assets, End of Period (millions)	$2		$2		$2	$3	$3		$4

Ratios to Average Net Assets:
Gross expenses	1.57	%(6)	1.59%		1.50%	1.51%	1.50%		1.39%
Net expenses	1.42	(6)(7)	1.37	(7)	1.37 (7)	1.51	1.50		1.39
Net investment income	2.23	(6)	2.19		1.86	2.28	2.62	(3)	2.64

Portfolio Turnover Rate(8)	9%		35%		74%	50%	40%		63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 2.73%. The impact of this change to net investment income and net realized and unrealized loss was $0.02 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees.
(8)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         29

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Smith Barney Dividend and Income Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Income Funds (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts

30         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         31

Notes to Financial Statements (unaudited) (continued)

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Smith Barney Fund Management LLC (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid the Manager a fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

Under the new Investment Management agreement the Fund pays the Manager a management fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets.

Effective September 29, 2003, the Manager implemented a voluntary investment management fee waiver such that the expense ratio for Class A shares does not exceed 0.90% of the average net assets of the class. In the event the Manager waives investment management fees for Class A, the Manager will also waive similar amounts (in basis points) for all other classes of the Fund. During the six months ended January 31, 2006, the Manager voluntarily waived a portion of its investment management fees in the amount of

32         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

$475,648. During the year ended July 31, 2005, SBFM reimbursed the Fund in the amount of $49,700 for losses incurred resulting from an investment transaction error.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended January 31, 2006, the Fund paid transfer agent fees of $288,421 to CTB. In addition, for the period ended January 31, 2006, the Fund also paid $1,213 to other Citigroup affiliates for shareholder record keeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C and O shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

During the period ended January 31, 2006, CGM, its affiliates and LMIS received sales charges of approximately $28,000 on sales of the Fund’s Class A shares. In addition, for the period ended January 31, 2006, CDSCs paid to CGM, its affiliates and LMIS were approximately:

	Class A		Class B	Class C
CDSCs	$—	*	$38,000	$2,000

*	Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         33

Notes to Financial Statements (unaudited) (continued)

Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of January 31, 2006, the Fund had accrued $17,785 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended January 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$24,895,199	$25,240,872

Sales	59,726,017	36,930,091

At January 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$82,245,246
Gross unrealized depreciation	(15,764,716)

Net unrealized appreciation	$66,480,530

During the six months ended January 31, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $305,822,574. For the six months ended January 31, 2006, the Fund recorded interest income of $342,088 related to such mortgage dollar rolls. At January 31, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $49,476,146.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under the plan the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports
Class A	$613,702	$259,224	$29,146
Class B	207,327	31,305	4,472
Class C	273,458	23,952	2,224
Class O	7,163	1,521	360

Total	$1,101,650	$316,002	$36,202

34         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Distributions to Shareholders by Class

	Six Months Ended January 31, 2006	Year Ended July 31, 2005
Net Investment Income
Class A	$6,818,272	$14,595,967
Class B	631,836	1,358,820
Class C	574,573	1,179,604
Class O	24,169	54,908

Total	$8,048,850	$17,189,299

6.	Shares of Beneficial Interest

At January 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	400,980	$5,017,881	1,477,216	$18,236,602
Shares issued on reinvestment	468,461	5,843,697	1,014,427	12,469,162
Shares repurchased	(3,836,782)	(48,016,907)	(6,029,700)	(74,576,005)

Net Decrease	(2,967,341)	$(37,155,329)	(3,538,057)	$(43,870,241)

Class B
Shares sold	108,619	$1,354,443	1,086,150	$13,381,848
Shares issued on reinvestment	40,644	505,572	88,847	1,089,316
Shares repurchased	(817,011)	(10,183,883)	(1,162,887)	(14,315,587)

Net Increase (Decrease)	(667,748)	$(8,323,868)	12,110	$155,577

Class C
Shares sold	144,576	$1,807,769	1,057,116	$12,980,620
Shares issued on reinvestment	37,940	472,321	78,944	969,310
Shares repurchased	(622,183)	(7,754,329)	(769,078)	(9,493,153)

Net Increase (Decrease)	(439,667)	$(5,474,239)	366,982	$4,456,777

Class O
Shares sold	23	$280	722	$8,829
Shares issued on reinvestment	1,485	18,440	3,441	42,155
Shares repurchased	(21,810)	(272,386)	(31,412)	(389,087)

Net Decrease	(20,302)	$(253,666)	(27,249)	$(338,103)

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         35

Notes to Financial Statements (unaudited) (continued)

7.	Capital Loss Carryforward

As of July 31 2005, the Fund had a net capital loss carryforward of approximately $118,563,690 of which $50,510,531 expires in 2010 and $68,053,159 expires in 2011. This amount will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive

36         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Fund’s investment manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief

Smith Barney Dividend and Income Fund 2006 Semi-Annual Report         37

Notes to Financial Statements (unaudited) (continued)

and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

38         Smith Barney Dividend and Income Fund 2006 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Income Funds — Smith Barney Dividend and Income Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Fund’s distributor(s), as well as the advisory, and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

Smith Barney Dividend and Income Fund          39

Board Approval of Management Agreement (unaudited)

(continued)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “balanced” by Lipper, showed that, although the Fund’s performance for each of the 5- and 10-year periods was below the median, the Fund’s performance for the 1- and 3-year periods was better than the median. The Board noted that in September 2003 there had been a change in the portfolio managers managing the equity portion of the Fund’s portfolio, and that they believe this had contributed to the Fund’s improved performance. As a result of this improvement and based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

40         Smith Barney Dividend and Income Fund

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 14 retail front-end load funds (including the Fund) classified as “balanced” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability

Smith Barney Dividend and Income Fund          41

Board Approval of Management Agreement (unaudited) (continued)

data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager

The Board considered other benefits received by the Manager, and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”).

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business.

42         Smith Barney Dividend and Income Fund

Board Approval of Management Agreement (unaudited) (continued)

The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

Smith Barney Dividend and Income Fund          43

Board Approval of Management Agreement (unaudited) (continued)

(iii) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(iv) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes.

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

44         Smith Barney Dividend and Income Fund

Board Approval of Management Agreement (unaudited) (continued)

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

Smith Barney Dividend and Income Fund          45

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new Management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and/or broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	21,837,835.657	769,448.954	900,987.689	2,370,617.000

2. Election of Trustees1

Nominees:	Votes For	Authority Withheld	Abstentions
Lee Abraham	363,970,309.421	12,151,009.270	7,498.080
Jane F. Dasher	364,159,098.896	11,962,219.795	7,498.080
Richard E. Hanson, Jr.	364,145,994.128	11,975,324.563	7,498.080
Paul Hardin	364,043,269.081	12,078,049.610	7,498.080
Roderick C. Rasmussen	363,954,362.679	12,166,956.012	7,498.080
John P. Toolan	364,074,892.512	12,046,426.179	7,498.080
R. Jay Gerken	363,907,661.666	12,213,657.025	7,498.080

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

46         Smith Barney Dividend and Income Fund

Smith Barney Dividend and Income Fund

TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering

Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investors Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Smith Barney Income Funds

Smith Barney Dividend and Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

SMITH BARNEY DIVIDEND AND INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds — Smith Barney Dividend and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2006 Legg Mason Investor Services, LLC Member NASD, SIPC

FD2175 3/06	06-9747

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Income Funds

Date: April 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Income Funds

Date: April 10, 2006

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Income Funds

Date: April 10, 2006